SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 7, 2010

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of Incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms
Madison, NJ 07940	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 7, 2010, Quest Diagnostics Incorporated (the “Company”) amended Section 1.03, relating to notice of stockholder meetings, of its Amended and Restated By-laws (the “By-Laws”), primarily to allow the Company, at its option, to rely on the Securities and Exchange Commission’s “householding” and “Notice and Access” rules for delivery of proxy materials and to conform Section 1.03 to the provisions of the Delaware General Corporation Law.

This summary is qualified by the entirety of the By-Laws that are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

d.	Exhibit	Description

	3.1	Amended and Restated By-Laws of Quest Diagnostics Incorporated, as amended effective October 7, 2010.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

October 8, 2010
QUEST DIAGNOSTICS INCORPORATED
By:	/s/ William J. O’Shaughnessy, Jr.

William J. O’Shaughnessy, Jr. Assistant General Counsel and Secretary